HealthSouth Rehabilitation
Hospital of Northern Virginia
June 9, 2010

Exhibit 99.1

Exhibit 99.1

Note Regarding Forward-Looking Statements
The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect our current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable.
Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. HealthSouth undertakes no duty to publicly update or revise the information contained herein.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-K for the year ended December 31, 2009, and our
Form 10-Q for the quarter ended March 31, 2010, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.
Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities
Exchange Act of 1934. The Appendix at the end of this presentation includes reconciliations of the non-GAAP financial measures found in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. Our Form 8-K, dated June 9, 2010, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these presentation slides.
Cautionary Statements

Exhibit 99.1

Exhibit 99.1

Agenda
1:00 p.m.
2:00 p.m.
2:30 p.m.
3:00 p.m.
Overview, Strategy and Performance Update
Development Process, De novo Trends and
 Market Dynamics for Loudoun County
Clinical Information System
Tour
Group 1 (Christina Stover, Mark Tarr, Dayle Unger)
Group 2 (Jeff Ruskan, Jay Grinney, Randy Carpenter)
Group 3 (Terry Maxhimer, Doug Coltharp, Rusty Yeager)
Wrap-up and Q&A
Transportation to Dulles Airport
Jay Grinney
Mark Tarr
Randy Carpenter

Exhibit 99.1

• Reminder: Based on the results of Q1, the Company raised its 2010 full-year performance forecast to the high end of the guidance ranges.
• Good performance through May (volume, expense management and pricing).
 ▪ Volume: solid in April, soft in May, appears to be rebounding in June
 ▪ Expenses: continue to be aggressively managed
 ▪ Pricing: favorable year-over-year trend
• New Hospitals:
 ▪ Began integration of Desert Canyon Rehabilitation Hospital on June 1, 2010
 ▪ Will begin taking patients mid-June at HealthSouth Rehabilitation Hospital of Northern Virginia
• As is our policy, full-year guidance will be addressed as part of our quarterly earnings release.

Operating Performance Update

Exhibit 99.1

Exhibit 99.1

Strategy Recap
✓ Priority: Reduce our leverage and strengthen our balance sheet
 - No obvious near-term debt repayment opportunities
 - 10 ¾ Senior Notes callable June 2011 at 105 ⅜
 - 2010 focus: growing Adjusted Consolidated EBITDA (1) to reduce leverage
✓ Near-term: Capitalize on our market-leading position in inpatient rehabilitation
 - Continue to increase market share
 - Break ground on a minimum of two new rehabilitation hospitals each year
 - Acquire or joint venture a minimum of two IRFs per year
✓ Longer-term: Prepare for potential expansion into complementary post-acute segments
(1) Reconciliation to GAAP provided on slides 30 and 31.

Exhibit 99.1

Agenda
1:00 p.m.
2:00 p.m.
2:30 p.m.
3:00 p.m.
Overview, Strategy and Performance Update
Development Process, De novo Trends and
 Market Dynamics for Loudoun County
Clinical Information System
Tour
Group 1 (Christina Stover, Mark Tarr, Dayle Unger)
Group 2 (Jeff Ruskan, Jay Grinney, Randy Carpenter)
Group 3 (Terry Maxhimer, Doug Coltharp, Rusty Yeager)
Wrap-up and Q&A
Transportation to Dulles Airport
Jay Grinney
Mark Tarr
Randy Carpenter

Exhibit 99.1
9

• Population and
 Demographics
• Acute Care Referral
 Sources
• Inpatient Rehab
 Competition
• SNF Presence
• Payer Environment
• CON/Non-CON
National Market
Assessment
(3,141 Counties in 48
states studied)
Target
Opportunity
List
(160 Opportunities
Identified)
Existing IRF
Assessment
Corporate
Priority
Assessment
Active
Development
List
Market Assessment Process
Strategic
Approach
• Build
• Buy
• JV
Regional
President
Assessment

Exhibit 99.1

De Novo Evaluation Process
CON
Approval
Site
Selection
Cost
Assessment
Proforma
Financials
Execution
 • Permitting
 • Contract for land
NO
GO
GO

Exhibit 99.1

Proforma 40 Bed De Novo
Target Cash Pay-back 6-7 years

Exhibit 99.1

Exhibit 99.1

Exhibit 99.1

HealthSouth Rehabilitation Hospital of Northern
Virginia Market Dynamics
✓ COPN (certificate of public
 need) state
✓ Five acute care hospitals
 without rehab within a 30
 minute drive time
✓ Low penetration of skilled
 nursing facilities
✓ Rehab CAGR above U.S.
 average
✓ Below U.S. average
 unemployment rate

Exhibit 99.1

Agenda
1:00 p.m.
2:00 p.m.
2:30 p.m.
3:00 p.m.
Overview, Strategy and Performance Update
Development Process, De novo Trends and
 Market Dynamics for Loudoun County
Clinical Information System
Tour
Group 1 (Christina Stover, Mark Tarr, Dayle Unger)
Group 2 (Jeff Ruskan, Jay Grinney, Randy Carpenter)
Group 3 (Terry Maxhimer, Doug Coltharp, Rusty Yeager)
Wrap-up and Q&A
Transportation to Dulles Airport
Jay Grinney
Mark Tarr
Randy Carpenter

Exhibit 99.1

Clinical Information Systems in Healthcare
The Facts
➢ Clinical information systems (CIS) are a key component of successful quality, safety and patient satisfaction initiatives in healthcare
➢ Hospitals that implemented Computerized Physician Order Entry
 (CPOE) reported better quality of care and lower mortality rates according to a recent study*
➢ 2008 100 Most Wired Hospitals achieved significantly better quality indicators than other hospitals**
 - Mortality rate
 - Patient safety index
 - Core measures index
➢ CIS adoption is not solely responsible for these results
➢ HOWEVER…adoption of CIS in healthcare is very slow!
*Source: Joint Commission Journal on Quality and Patient Safety, June 2008
** Source:  The 100 Most Wired Hospitals and Health Systems 2008, Hospitals and Health Networks, July 2008

Exhibit 99.1

Source: HIMSS AnalyticsTM Database  N = 5,235
Stage 2
Clinical Data Repository, Controlled Medical Vocabulary,
may have Document Imaging; Health Info Exchange capable
Stage 3
Nursing/clinical documentation , Clinical Decision Support(error check),
Digital Radiology
Stage 4
Computerized Physician Order Enter,
Clinical Decision Support (clinical protocols)
Stage 5
Closed loop medication administration, 5 rights with bar code
Stage 6
Physician documentation (structured templates), full Clinical
Decision Support (variance & compliance), full Digital Imaging
Stage 7
Complete EMR; standardized transactions to share data; Data
warehousing; Data continuity with Emergency Dept, ambulatory
Stage 1
Ancillaries - Lab, Radiology, Pharmacy - All Installed
Stage 0
All Three Ancillaries - Lab, Radiology, Pharmacy Not Installed
2005
0.0%
0.0%
.001%
2.5%
10.0%
48.8%
19.6%
18.4%
0.7%
1.6%
3.8%
7.4%
50.9%
16.9%
7.2%
2009
Final
11.5%
2005-2009 EMR Adoption Model Trends
(5,235 non-federal acute care U.S. hospitals)

Exhibit 99.1

Electronic Medical Record (EMR) Adoption Model
➢ Most U.S. hospitals are at Stage 3 (Foundation Stage) or below
➢ Stages 0, 1 and 2 are slowing
➢ Stage 3 is growing the fastest
 - 10% in 2005 - 50.9% in 2009
➢ Advanced Stages 3 through 7
 - Require only one service or unit to be implemented
 - Reduce medical errors and improve clinical outcomes
➢ Stage 5 is the most difficult to achieve
 - Integration, technology and reengineering requirements
 - Significant investment in capital, executive commitment and culture adoption
➢ Over 86% of U.S. Hospitals do NOT have CPOE (computerized
 physician order entry) implemented

Exhibit 99.1

HealthSouth Clinical Information Technology
Current State
Item	Current State	Comments
Clinical Documentation	Mostly manual	Some MS Word templates
Order Management	Manual	Team working on automation with pilot in multiple hospitals.
Pharmacy	Automated	All HealthSouth IRFs, primary product is lacking functionality.
Lab/Radiology Imaging	N/A	In house not required in most hospitals
Document Management	Basic	Business office imaging capabilities exist
Clinical Outcomes	Mostly manual	Clinical data repository not available

Exhibit 99.1

Vendor Selection Process
– 2005 - Request for Proposal (13 vendors responded; 3 finalists)
– 2007 Project on hold due to business unit divestitures
– 2009 Cerner final selection
– July 2009 Core team assembled
– Integrated solution meeting all functional requirements
– Enterprise capable vendor with scalability
– Positive references
– Experience in inpatient rehabilitation setting

Exhibit 99.1

Key Features
Patient Safety Features:	Operational Efficiency:
Focused online documentation (physician, nursing, therapy)	Point of care charge capture (therapy intensity)
Real time patient condition awareness (medical and functional) from any team member support device	Results reporting feeds from legacy and outside systems
Clinical data repository (reporting and outcomes)	Workflow management
Electronic Medical Record	Patient/resource scheduling
Medication administration system with Point of Care bar-coding	Knowledge content/patient education
Computerized physician order entry with clinical decision support alerts (Dec 2010)

Exhibit 99.1

2
2
Project Timeline
Clinical
Visioning
2005
Vendor
Evaluations
2006
Project On Hold
(Divestitures)
2007
Project Restart &
Vendor
Re-evaluations
2008
Cerner
Selected
Feb
2009
Pilot Contract
Negotiation
Jun 2009
Pilot Project
Kickoff
Aug 2009
Benefits
Recognition
Study
Jul - Dec 2010
Pilot
“Go-Live”
Jun 2010
Executive/
Board Review
Feb 2011
Enterprise
Contract
Negotiation
Mar - Jun 2011

Exhibit 99.1

Agenda
1:00 p.m.
2:00 p.m.
2:30 p.m.
3:00 p.m.
Overview, Strategy and Performance Update
Development Process, De novo Trends and
 Market Dynamics for Loudoun County
Clinical Information System
Tour
Group 1 (Christina Stover, Mark Tarr, Dayle Unger)
Group 2 (Jeff Ruskan, Jay Grinney, Randy Carpenter)
Group 3 (Terry Maxhimer, Doug Coltharp, Rusty Yeager)
Wrap-up and Q&A
Transportation to Dulles Airport
Jay Grinney
Mark Tarr
Randy Carpenter

Exhibit 99.1

Appendix

Exhibit 99.1

HealthSouth Rehabilitation Hospital of Northern
Virginia
• Grand Opening June 2010
• 40 private beds with flat screen televisions and wireless internet capability
• 47,500 square feet
• Expected to generate approximately 80 new, full-time jobs
• Latest rehabilitation equipment and therapy tools
• Point of care documentation using a clinical information system
• Serve patients throughout the Northern Virginia area
• Area’s newest free-standing inpatient rehabilitation hospital

Exhibit 99.1

Our Rehabilitation Disciplines
Rehabilitation physician: Daily visits by a physician trained in physical medicine and rehabilitation.
Rehabilitation nursing: Implement each patient’s medical care program as directed by his or her physician.
Physical therapy: Evaluate and design a treatment program to address limitations in physical function, mobility and safety.
Occupational therapy: Design and deliver activity-based therapy to promote independence in the areas of self care, home management and community reintegration.
Respiratory therapy: Ensure proper respiratory function through services such as oxygen supplements and aerosol treatments.

Exhibit 99.1

Our Rehabilitation Disciplines (cont’d)
Speech-language pathology: Assess and treat individuals with communication and comprehension disorders, cognitive difficulties and swallowing disorders.
Dietary and nutritional counseling: Supervise all meals to ensure patients receive the necessary nutrition.
Case Management: Coordinate with the physician to ensure the patient’s needs are met and involve the family and other caregivers in the patient’s rehabilitation.
Post-discharge services: Complete the continuum of care with outpatient therapy and home health.

Exhibit 99.1

State-of-the-art rehabilitation technologies:
VitalStim
VitalStim® Therapy is an
innovative procedure that
facilitates retraining of
throat muscles affected by
dysphagia, or difficulty
swallowing.
Reo Go
The Reo Go™ provides a
platform for robot-assisted
therapy that retrains arm
movements for patients
recovering from stroke or
other neurological conditions.
Experia
VitalStim with Biofeedback
Bioness NESS H200
The innovative NESS
H200 Neuroprosthetic and
Rehabilitation System from
Bioness Inc., helps
patients improve hand
function and voluntary
movement, helping them
return to daily activities
with confidence.

Exhibit 99.1

State-of-the-art rehabilitation technologies:
AutoAmbulator
Bringing cutting-edge
technology into the
rehabilitation process, the
AutoAmbulator is an innovative
therapeutic device designed to
help rehabilitate patients who
experience difficulty walking.
LiteGait
Ambulation training device - used
with and without a treadmill.

Exhibit 99.1

Reconciliation of Net Income to Adjusted Income from Continuing
Operations and Adjusted Consolidated EBITDA (1) (3) (4)

Exhibit 99.1

Reconciliation Notes
1. Adjusted income from continuing operations and Adjusted Consolidated EBITDA are non-GAAP financial measures. The Company’s leverage ratio (Total Consolidated Debt to Adjusted Consolidated EBITDA for the trailing four quarters) is, likewise, a non-GAAP financial measure. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted
 Consolidated EBITDA and leverage ratio as liquidity measures on an ongoing basis.
 These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.
2. Per share amounts for each period presented are based on basic weighted average common shares outstanding for all amounts except adjusted income from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted income from continuing operations per diluted share and Adjusted Consolidated
 EBITDA are two components of our guidance.
4. The Company’s Credit Agreement allows certain other items to be added to arrive at
 Adjusted Consolidated EBITDA, and there may be certain other deductions required.